Exhibit 99.2

Use of Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), Cardinal Health, Inc.’s (the “Company’s”) earnings release contains non-GAAP financial measures. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the historical non-GAAP financial measures to the most directly comparable historical GAAP financial measures. Management encourages readers to rely upon the GAAP numbers, but includes the amounts that have been adjusted as a supplemental metric to assist readers. Definitions of the non-GAAP financial measures are included in the earnings release.

Non-GAAP operating earnings and presentations derived from it (growth rate calculation). The Company presents the non-GAAP financial measure “non-GAAP operating earnings” and presentations derived from this measure. This non-GAAP financial measure excludes special items and impairment charges and other.

The Company classifies restructuring charges, acquisition integration charges and certain litigation and other items as special items. A restructuring activity is a program whereby the Company fundamentally changes its operations such as closing facilities, moving a product to another location or outsourcing the production of a product. Restructuring activities may also involve substantial re-alignment of the management structure of a business unit in response to changing market conditions. Restructuring charges include employee-related costs, facility exit and other costs and asset impairments.

Acquisition integration charges include costs to integrate acquired companies. Acquisition integration charges include employee-related costs, asset impairments and other exit costs, in-process research and development costs and other integration costs.

Amounts attributable to significant lawsuits that are infrequent, non-recurring or unusual in nature as well as all litigation gains are recognized as “litigation and other” in special items. The Company also classified legal fees and document preservation and production costs incurred in connection with the previously-disclosed SEC investigation and related matters as special items.

Asset impairments and gains and losses from the sale of assets not eligible to be classified as special items or discontinued operations are classified within impairment charges and other within the consolidated statements of earnings.

For further discussion of items classified as special items and impairment charges and other, see the notes to the financial statements contained in the Company’s Annual and Quarterly Reports on Form 10-K and Form 10-Q.

Management uses non-GAAP operating earnings to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring, merger-related activity and litigation and other asset impairments and gains and losses from the sale of assets. While these special items and impairment charges and other may be recurring, management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business.

The limitation associated with using this non-GAAP measure is that the measure excludes items that impact the Company’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with operating earnings (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items and impairment charges and other separately and in the aggregate when reviewing the Company’s performance.

Non-GAAP earnings from continuing operations and presentations derived from it (per share and growth rate calculations). The Company presents the non-GAAP financial measure “non-GAAP earnings from continuing operations” and presentations derived from this measure. This non-GAAP financial measure excludes special items, net of tax, and impairment charges and other, net of tax. See the discussion of special items and impairment charges and other above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding the components of the Company’s special items and impairment charges and other classifications.

Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring, merger-related activity and litigation and other asset impairments and gains and losses from the sale of assets. While these special items and impairment charges and other may be recurring, management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with earnings from continuing operations (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items and impairment charges and other separately and in the aggregate when reviewing the Company’s performance.

Non-GAAP return on equity. The Company presents the non-GAAP financial measure “non-GAAP return on equity.” This non-GAAP financial measure excludes special items, net of tax, from the numerator of the calculation. See the discussion of special items above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding the components of the Company’s special items classification. Due to the classification of the Company’s former Pharmaceutical Technologies and Services segment (“PTS”) as discontinued operations during the second quarter of fiscal 2007, for the three months ended March 31, 2008 and 2007, the numerator in calculating this non-GAAP financial measure also excludes losses of $7.6 million and $24.7 million, respectively, on the sale of PTS recorded, net of tax, in discontinued operations. For the nine months ended March 31, 2008 and 2007, the numerator in calculating this non-GAAP financial measure also excludes a loss of $7.6 million and a gain of $392.9 million, respectively, on the sale of PTS recorded, net of tax, in discontinued operations. The adjustments related to the PTS sale for each of the three and nine months ended March 31, 2008 and 2007 are referred to hereinafter as the “PTS Adjustments.”

Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use a financial measure that does not include charges and gains associated with restructuring, merger-related activity and litigation. While these special items may be recurring, management believes that these items are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business. The PTS Adjustments are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded special items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with return on equity (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher or lower than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items separately and in the aggregate when reviewing the Company’s performance, as well as the PTS tax Adjustments.

Non-GAAP return on invested capital. The Company presents the non-GAAP financial measure “non-GAAP return on invested capital.” This non-GAAP financial measure excludes special items, net of tax, from the numerator of the calculation. See the discussion of special items above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding the components of the Company’s special items classification. The numerator in calculating this non-GAAP financial measure also excludes interest expense and other because invested capital includes both debt and equity. Due to the classification of the Company’s former PTS segment as discontinued operations during the second quarter of fiscal 2007, the numerator in calculating this non-GAAP financial measure also excludes the PTS Adjustments.

Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use a financial measure that does not include charges and gains associated with restructuring, merger-related activity and litigation. While these special items may be recurring, management believes that these items are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business. The PTS Adjustments are excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded special items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with return on invested capital (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher or lower than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items separately and in the aggregate when reviewing the Company’s performance, as well as the PTS Adjustments.

Non-GAAP effective tax rate from continuing operations. The Company presents the non-GAAP financial measure “non-GAAP effective tax rate from continuing operations.” This non-GAAP financial measure excludes special items from the denominator of the calculation and the tax effect of special items from the numerator of the calculation. See the discussion of special items above under the heading “non-GAAP operating earnings and presentations derived from it (growth rate calculation)” for information regarding the components of the Company’s special items classification. Management uses this non-GAAP measure to evaluate the Company’s performance because special items may be taxed differently than other items.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded special items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with effective tax rate from continuing operations (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be lower than the most comparable GAAP measure. Management believes that investors may find this non-GAAP measure useful to evaluate the Company’s future performance because special items may have a different tax impact than other items.

Net debt to capital. The Company also presents the non-GAAP financial measure “net debt to capital,” which is net debt divided by capital (net debt plus total shareholders’ equity). “Net debt,” also a non-GAAP financial measure, is debt (the most comparable GAAP measure, calculated as long-term obligations plus short-term borrowings) minus cash and equivalents and short-term investments available for sale. Management believes that net debt to capital is an important measure to monitor leverage and evaluate the balance sheet. With respect to net debt, cash and equivalents and short-term investments available for sale are subtracted from the GAAP measure because they could be used to reduce the Company’s debt obligations.

The limitation associated with using net debt is that it subtracts cash and equivalents and short-term investments available for sale and therefore may imply that there is less Company debt than the most comparable GAAP measure indicates. This limitation is best addressed by using net debt in combination with debt because net debt may be significantly lower than the GAAP measure. Management believes that investors may find it useful to monitor leverage and evaluate the balance sheet.